AMERICAN RIVERS OIL COMPANY
                          700 E. 9th Avenue, Suite 106
                             Denver, Colorado 80203

                                NOTICE OF SPECIAL
                             MEETING OF SHAREHOLDERS
                           To Be Held on June 26, 1996

                                  June 14, 1996

TO THE SHAREHOLDERS OF AMERICAN RIVERS OIL COMPANY:

     A Special Meeting of Shareholders of American Rivers Oil Company, a Wyoming corporation (the "Company"), will be held at the Company's offices, 700 E. 9th Avenue, Suite 106, Denver, Colorado 80203, on June 26, 1996, at 10:00 a.m. MDT, to consider and take action on:

     1. A proposal to amend the Articles of Incorporation to eliminate the super-voting provision of the Class B Common Stock and provide the same voting terms as the Company's Common Stock, one share one vote. (Requires the affirmative vote of a majority of the outstanding shares.)

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The statement of the proposals of the Board of Directors set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in the accompanying Proxy Statement.

     Only holders of record of Common Stock at the close of business on May 28, 1996 will be entitled to notice of and to vote at this Special Meeting, or any postponements or adjournments thereof.

Date: June  14, 1996                         By Order of the Board of Directors:


                                             Karlton Terry, President





         YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             YOUR VOTE IS IMPORTANT

 ------------------------------------------------------------------------------

                                      PROXY
 ------------------------------------------------------------------------------


                           AMERICAN RIVERS OIL COMPANY
                          700 E. 9th Avenue, Suite 106
                             Denver, Colorado 80203


                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 26, 1996

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned stockholder of American Rivers Oil Company ("the Company") hereby constitutes and appoints Karlton Terry and Jubal Terry, or either of them, as attorneys and proxies, to appear, attend and vote all of the shares of the Common Stock and/or Class B Common Stock of American Rivers Oil Company standing in the name of the undersigned at the Special Meeting of Shareholders of the American Rivers Oil Company to be held at the Company's offices, 700 E. 9th Avenue, Suite 106,
Denver, Colorado 80203, on June 26, 1996 at 10:00 a.m. MDT and at any postponements or adjournments thereof:


     To consider and vote upon an amendment to the Articles of Incorporation of the Company to eliminate the super-voting provision of the Class B Common Stock and provide the same voting terms as the Common Stock, one share one vote. (Requires the affirmative vote of a majority of the votes entitled to be cast.)

                  FOR  _______      AGAINST  _______      ABSTAIN  _______

     2. To transact such other business as may properly come before the meeting.

     The shares represented hereby will be voted as specified hereon with respect to proposal one, but they will be voted FOR proposal one if no specification is made. This Proxy will be voted in accordance with the discretion of the proxies on any other business.

     Please mark, date and sign your name exactly as it appears hereon and return the Proxy in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:  ____________, 1996               ---------------------------------------
                                        Signature(s)

                                        Address if different from that on label:

                                        ----------------------------------------
                                        Street Address

                                        ----------------------------------------

                                        City, State and Zip Code

                                        ----------------------------------------
                                        Number of shares


        Please check if you intend to be present at the meeting: ______

                           AMERICAN RIVERS OIL COMPANY
                          700 E. 9th AVENUE, SUITE 106
                             DENVER, COLORADO 80205

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 26, 1996

                                  June 14, 1996


     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH A SOLICITATION OF PROXIES (IN THE FORM ENCLOSED) BY THE BOARD OF DIRECTORS OF AMERICAN RIVERS OIL COMPANY (THE "COMPANY") TO BE USED AT THE SPECIAL MEETING OF SHAREHOLDERS AT 10:00 A.M. MDT, ON JUNE 26, 1996 AT THE COMPANY'S OFFICES, 700 E. 9TH AVENUE, SUITE 106, DENVER, COLORADO 80203. THE PROXY AND PROXY STATEMENT WILL BE MAILED TO SHAREHOLDERS ON OR ABOUT JUNE 14, 1996.

                              REVOCABILITY OF PROXY

     If the enclosed Proxy is executed and returned, it will be voted on the proposals as indicated by the shareholder. The Proxy may be revoked by the shareholder at any time prior to its use by notice in writing to the Secretary of the Company, by executing a later dated proxy and delivering it to the Company prior to the meeting or by voting in person at the meeting.

                                  SOLICITATION

     The cost of preparing, assembling and mailing the Notice of Meeting, Proxy Statement and Proxy (the "Proxy Materials"), miscellaneous costs with respect to the Proxy Materials and solicitation of the Proxies will be paid by the Company. The Company also may use the services of its directors, officers and employees to solicit Proxies, personally or by telephone and telegraph, but at no additional salary or compensation. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to those persons for whom they hold such shares and request authority for the execution of the Proxies. The Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     Shareholders of record at the close of business on May 28, 1996 will be entitled to vote on all matters. On the record date the Company had 2,891,770 shares of Common Stock ($.01 par value) (the "Common Stock") outstanding, and 7,267,820 shares of Class B Common Stock ($.01 par value) outstanding. The holders of the Common Stock are entitled to one vote per share, and the holders of Class B Common Stock have agreed to limit their voting power to one vote per share. The Company has no classes of voting securities outstanding other than its Common Stock and Class B Common Stock. One third of the issued and outstanding shares of all classes of voting securities entitled to vote, represented in person or by proxy, constitutes a quorum at any shareholders' meeting. Broker non-votes and abstentions will be counted for purposes of determining a quorum; however, they will not be counted as votes cast. Therefore, such votes will not have the effect of a negative vote or a vote against Proposal Number One.

Ownership of Class B Common Stock and Common Stock by Principal Shareholders and Management
- --------------------------------------------------------------------------------

     The following table sets forth certain information as of May 28, 1996 with respect to each person known by the Company to be the beneficial owner of more than five percent of the Company's Class B Common Stock and Common Stock and by each director and executive officer individually and as a group.




                                                                   Number                        % of Voting
Title of Class        Name and Address                          of Shares       % of Class         Securities (1)   Title
- --------------        ----------------                         ----------       ----------       --------------     -----

Class B               Karlton Terry                            5,555,522 (2)        76.4%             54.7%         Chairman,
Common Stock          700 E. 9th Ave., Suite 106                                                                    President
                      Denver, Colorado 80203                                                                        and CEO

Class B               Jubal Terry                              1,159,353 (3)        16.0%             11.4%         Secretary/
Common Stock          700 E. 9th Ave., Suite 106                                                                    Treasurer
                      Denver, Colorado 80203                                                                        Director

Class B               Denis Bell                                 192,945 (4 )        2.6%              3.6%         Director
Common Stock          700 E. 9th Ave., Suite 106
                      Denver, Colorado 80203

Common Stock          Robert E. Thrailkill                       459,880 (5)        15.3%              4.5%            N/A
                      716 College View Drive
                      Riverton, Wyoming  82501

Common Stock          LMU & Company                              500,000 (6 )       15.2%              4.7%            N/A
                      1200 17th Street,
                      Suite 1000
                      Denver, Colorado 80202

Common Stock          Francarep, Inc.                            275,000             9.5%              2.7%            N/A
                      50 Av. des Champs-Elysees
                      75008 Paris, France

Common Stock          Denis Bell                                 175,000 (4)         6.1%              3.6%         Director
                      700 E. 9th Ave., Suite 106
                      Denver, Colorado 80203

All executive officers and directors as a group                7,082,820                               69.7%
(three persons)



                                                                -4-



1 The holders of Common Stock are entitled to one vote per share. The holders of Class B Common Stock are entitled to superior voting rights, but have agreed to limit their vote to that of Common Stock, i.e. one vote per share.

2 Includes 1,490,957 shares owned directly and 4,064,565 shares owned indirectly through Karlton Terry Oil Company, of which Karlton Terry owns 87.5%

3       Does not include any indirect  ownership of shares through Karlton Terry
        Oil Company, of which Jubal Terry owns 12.5%.

4 All shares are owned by Haddon, Inc., of which Mr. Bell owns 100% of Haddon, Inc. The percentage of voting securities includes 192,945 shares of Class B Common Stock.

5 Includes currently exercisable options to acquire 120,000 shares of Common Stock.

6 Includes currently exercisable options to acquire 400,000 shares of Common Stock at $1.00 per share.

                                      -5-


                               PROPOSAL NUMBER ONE
              AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION

     Adoption of the proposed Articles of Amendment to the Articles of Incorporation will eliminate the super-voting provision of the Class B Common Stock and provide the same voting terms as the Common Stock, one share one vote. The proposed amendment is necessary in order for the Common Stock of the Company to be continued for listing on NASDAQ. All of the holders of Class B Common Stock have waived their right to more than one vote per share of stock owned.

     In order to maintain the NASDAQ listing of the Company's Common Stock, the Board of Directors has approved and is now recommending to the Company's shareholders the adoption of the Articles of Amendment to the Articles of Incorporation to eliminate the super-voting provisions of the Class B Common Stock. A copy of the Articles of Amendment is available for review at the Company's offices.

     Dilutive Effect. The elimination of super-voting provisions of the Class B Common Stock will have no dilutive effect on the interest of holders of Common Stock.

Vote Required

     The affirmative vote of a majority of all of the Company's shares outstanding and entitled to vote will be required to approve this Proposal. The Company's officers and directors plan to vote their shares in favor of the amendment.

                                  OTHER MATTERS

     Management does not know of any other matters to be brought before the meeting. However, if any other matters properly come before the meeting, it is the intention of the appointee named in the enclosed form of Proxy to vote in accordance with his best judgment on such matters.


                                      By Order of the Board of Directors:

                                      AMERICAN RIVERS OIL COMPANY



Date:  June 14, 1996                  Karlton Terry,  Chairman of the Board of
                                      Directors






                                       -7-